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                                                                EXHIBIT 10.13

                           MATERIAL RELEASE AGREEMENT


THIS AGREEMENT is made as of the 30th day of September 1996 BETWEEN THE WELLCOME FOUNDATION LIMITED of Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex UB6 ONN, England trading as GLAXO WELLCOME RESEARCH AND DEVELOPMENT (hereinafter called "WELLCOME") and LEUKOSITE, INC. of 215 First Street, Boston, MA 02142, USA (hereinafter called "LEUKOSITE").


WHEREAS:

A. WELCOME has executed a Heads of Agreement with British Technology Group Limited of even date hereof following its decision not to pursue its further development of Campath 1H, concerning inter alia the transfer of certain patents, cell culture medium, know how, cell line, drug substance and drug product relating to an anti CD52 humanized monoclonal antibody called Campath 1H which is produced from a cell line obtained from the Chinese Hamster Ovary clone.

B. LEUKOSITE has executed a Heads of Agreement with British Technology Group Limited of even dated hereof concerning its appointment as a sublicensee of BTG in respect of the continued development and intended commercialization of Campath 1H aforementioned in Recital A hereto.

C. Following signature of both the aforementioned Heads of Agreement and conditional upon the Intended Agreements to be finally executed by both Wellcome and Leukosite respectively with BTG, WELLCOME is agreeable to releasing certain Critical Information to Leukosite in accordance with the provisions of this Agreement.

D. LEUKOSITE intends to enter into an agreement with BTG relating to the commercial exploitation of Campath 1H by LEUKOSITE and WELLCOME intends to transfer Campath 1H to BTG who intend thereafter to sub-license the rights to LEUKOSITE.

NOW THEREFORE, in consideration of the covenants and conditions herein contained, THE PARTIES HEREBY AGREE AS FOLLOWS:
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1.       DEFINITIONS AND INTERPRETATION

         1.1 The following capitalized terms shall have the following meanings in this Agreement unless the context required otherwise.

                  1.1.1 "Agreement" means the Material Release Agreement between The Wellcome Foundation Limited and Leukosite Inc. respectively.

                  1.1.2 "Affiliate" means any company that is the holding company, subsidiary or a subsidiary of the holding company in question, as those term defined in Section 736 of the Companies Act 1985.

                  1.1.3 "Critical Information" means the material and information listed in Annex I to this Agreement.

                  1.1.4 "Intended Agreements" means the sub-license agreement between BTG and Leukosite and the agreement between BTG and The Wellcome Foundation Limited concerning the transfer to BTG of the Campath 1H Programme.

                  1.1.5 "Specified Purpose" means the evaluation of the Critical Information by a sub-contractor of LEUKOSITE of the sub-contractors manufacturing equipment and techniques and which evaluation shall be limited to assessment of cell growth productivity and stability of expression, assessment of the purification system and characterization of the antibody with a view to the further development of Campath 1H.

         1.2 The headings in this Agreement are inserted only for convenience and shall not affect the construction hereof.

         1.3 Where appropriate, words denoting a singular number only shall include the plural and vice versa.

         1.4 References to Sections, Clauses and Annexes are references to Sections and Clauses of, and Annexes annexed to, this Agreement;

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         1.5      Annexed to this Agreement is Schedule 1: Critical Information.

2.       RELEASE OF CRITICAL INFORMATION

         2.1 Following execution of this Agreement by both parties hereto, WELLCOME shall provide to LEUKOSITE, the Critical Information and as soon as reasonably practicable.

         2.2 The Critical Information is provided to LEUKOSITE strictly for the Specified Purpose and subject to the conditions set forth herein. Notwithstanding the foregoing, the Critical Information shall at all times remain confidential.


3.       CONFIDENTIALITY AND NON-USE

         3.1      LEUKOSITE shall:

                  3.1.1 hold the Critical Information separately and securely from other information and materials and in the strictest of confidence at all times.

                  3.1.2 not disclose to, or allow any of its subsidiaries affiliates, employees, subcontractors and/or agents to use the Critical Information nor shall LEUKOSITE allow any of its sublicensees, subsidiaries, affiliates, employees, sub-contractors and/or agents to use the Critical Information for any purpose other than for the Specified Purpose.

         3.2 Other than sublicensees and other than for the Specified Purpose and provided that such sublicensee is bound by confidentiality and non-use provisions at least as strict as this Agreement, LEUKOSITE shall not disclose or cause or authorize or permit the Critical Information to be disclosed to any third party without first obtaining WELLCOME's prior written consent.

         3.3. LEUKOSITE shall ensure that all its employees, (including but not limited to Dr. Lee Brettmann) consultants and experts having access to the Critical Information shall be individually bound in writing to an Agreement, of

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                  confidentiality and non-use at least as strict as this
                  Agreement.

         3.4 LEUKOSITE shall not use, reproduce, transform or store any of the Critical information on an externally accessible computer or electronic information retrievable system or transmitting it in any form or by any means whatsoever (with the exception of facsimile where appropriate in the circumstances) outside its place of business in USA.

         3.5 LEUKOSITE shall only make copies of the Critical Information to the extent that the same is strictly required for the purposes hereof.

         3.6 LEUKOSITE shall return or destroy and shall ensure its sublicensees, sub-contractors, employees, consultants and experts having access to the Critical Information return or destroy to WELLCOME's complete satisfaction all Critical Information and sub-unit derivative or product thereof within thirty (30) days of termination of this Agreement.

         3.7 In the event that LEUKOSITE or its employees make any improvements, acquires or has access to or owns any intellectual property rights relating to the Critical Information ("the Rights") LEUKOSITE shall insofaras it can be reasonably determined that LEUKOSITE is able to grant WELLCOME a non-exclusive license under the Rights on reasonable terms to be negotiated in good faith and reasonably agreed between the parties.

         3.8 The requirements and restrictions contained in this Clause shall continue to apply after the termination or expiry of this Agreement.

4.       LIABILITY

         4.1 No warranties or representations, expressed or implied, are made by WELLCOME with regard to the Critical Information its fitness for purpose, accuracy, completeness or its suitability for any particular purpose. LEUKOSITE hereby accepts the Critical Information on an "as is basis".

         4.2 LEUKOSITE shall be fully responsible for the use of the Critical Information for the Specified Purpose at all stages

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                  and for the results obtained therefrom. In no circumstances will WELLCOME be held responsible or liable for the same. LEUKOSITE shall indemnify and hold WELLCOME harmless against all costs, claims, demands, loss, damage, liability or claims by any person(s). WELLCOME shall give prompt notice to LEUKOSITE of any such claim. LEUKOSITE shall control the defense settlement or compromise of any such claim, unless the parties mutually agree otherwise in writing.

5.       TERM AND TERMINATION

         5.1 This Agreement shall be effective from the date of signature hereof and shall be coterminous with the Sublicense Agreement between BTG and LEUKOSITE.

         5.2 Following termination the provisions of Clause 3.7 shall apply, unless the parties mutually agree otherwise in writing.

         5.3 Termination of this Agreement shall not affect the obligations concerning liability and confidentiality and non-use herein contained.

6.       ASSIGNMENT

         LEUKOSITE may not assign its rights and obligations hereunder to any third party who is not a party to this Agreement without the prior written consent of WELLCOME, which consent shall not be unreasonably withheld (it being understood that assignment to a competitor of WELLCOME shall be a reasonable reason for withholding consent).

7.       ACKNOWLEDGMENT

         LEUKOSITE acknowledge hereunder that any breaches of its obligations hereunder would cause irreparable damage to WELLCOME.

8.       AMENDMENT

         This Agreement may be only amended, extended or modified by written agreement of the LEUKOSITE and WELLCOME authorized representatives.

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9.       GOVERNING LAW

         This Agreement shall be governed and construed in accordance with English Law.


Accepted and Agreed
For and on behalf of
THE WELLCOME FOUNDATION LIMITED


Signed:[signature appears here]

Name(Print): ______________________

Position: _________________________




Accepted and Agreed
For and on behalf of
LEUKOSITE, INC.


Signed:[signature appears here]

Name(Print): ______________________

Position: _________________________


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ANNEX I



DETAILS OF THE CRITICAL INFORMATION BE RELEASED TO LEUKOSITE

1. Seven vials of Working Cell Bank derived from Master Cell Bank 2 and known as CHO CIH 6.12.93.

2. Two grammes of MCB1 material in the form of filled quality assured released vials together with quality control results, and a two gramme sample of superdex monomer (the final stage before dilution and filling) from MCB2 together with the provisional quality control results for that batch.

3.       One container of dry powdered medium.

4. Protocol(s) in respect of the Complement Mediated Cell Lysis (CMCL) and the Antibody Dependent Cellular Cytoxicity (ADCC) tests.

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